Exhibit 99.1

FOR IMMEDIATE RELEASE

STIFEL REPORTS THIRD QUARTER 2017 FINANCIAL RESULTS

•	Net revenues of $721.2 million, increased 12.3% compared with the year-ago quarter and decreased 0.6% sequentially.
•	Record net revenues and pre-tax operating income in Global Wealth Management.
•	Record pre-tax operating margin in Institutional Group.
•	Net income available to common shareholders of $64.2 million, or $0.79 per diluted common share.
•	Non-GAAP net income available to common shareholders of $71.6 million, or $0.89 per diluted common share.
•	Record client assets of $264.7 billion, increased 12.9% compared with the year-ago quarter and 2.6% sequentially.
•	Payment of regular quarterly dividend of $0.10 per common share.
•	Issuance of $225 million of Senior Notes (settled in October 2017).
•	Assets of $20.5 billion, increased 4.9% from June 30, 2017.
•	Bank net interest margin of 2.80% increased 3 basis points sequentially.

ST. LOUIS, October 30, 2017 – Stifel Financial Corp. (NYSE: SF) today reported net income available to common shareholders of $64.2 million, or $0.79 per diluted common share on net revenues of $721.2 million for the three months ended September 30, 2017, compared with net income available to common shareholders of $16.3 million, or $0.21 per diluted common share, on net revenues of $642.0 million for the third quarter of 2016.

For the three months ended September 30, 2017, the Company reported non-GAAP net income available to common shareholders of $71.6 million, or $0.89 per diluted common share.

For the nine months ended September 30, 2017, the Company reported net income available to common shareholders of $177.8 million, or $2.21 per diluted common share on record net revenues of $2.1 billion, compared with net income available to common shareholders of $53.1 million, or $0.69 per diluted share, on net revenues of $1.9 billion for the comparable period in 2016.

For the nine months ended September 30, 2017, the Company reported non-GAAP net income available to common shareholders of $202.8 million, or $2.52 per diluted common share.

Chairman’s Comments

“We are pleased with our results in the third quarter, as we generated the second highest quarterly revenue in our firm’s history, down modestly from our record results in the previous quarter.  Additionally, we generated our highest pre-tax operating margin in nearly seven years during the quarter as our focus on expense management continues to improve our bottom line growth.  Less than two years ago, I commented that we would focus on optimizing our existing business to deliver stronger top and bottom line results.  Our performance in the third quarter underscores the progress we’ve made in a relatively short period of time as the investments we made in the business in the past few years continue to drive growth despite market cyclicality,”  stated Ronald J. Kruszewski, Chairman & CEO of Stifel.

Financial Highlights (Unaudited)	Three Months Ended
(in 000s, except per share data)	GAAP 9/30/17	GAAP 9/30/16	% Change	GAAP 6/30/17	% Change	Non-GAAP (1) 9/30/17	Non-GAAP (1) 6/30/17	% Change
Net revenues	$721,169	$641,986	12.3	$725,647	(0.6)	$721,169	$725,647	(0.6)
Net income	$66,536	$17,814	273.5	$52,811	26.0	$73,949	$73,991	(0.1)
Preferred dividend	2,343	1,563	49.9	2,344	(0.0)	2,343	2,344	(0.0)
Net income available to common shareholders	$64,193	$16,251	295.0	$50,467	27.2	$71,606	$71,647	(0.1)
Earnings per diluted common share	$0.82	$0.23	256.5	$0.66	24.2	$0.91	$0.92	(1.1)
Earnings per diluted common share available to common shareholders	$0.79	$0.21	276.2	$0.63	25.4	$0.89	$0.90	(1.1)
Compensation ratio	62.2%	67.6%		62.5%		61.1%	61.4%
Non-compensation ratio	22.8%	28.0%		26.0%		22.1%	22.3%
Pre-tax operating margin	15.0%	4.4%		11.5%		16.8%	16.3%

Financial Highlights (Unaudited)	Nine Months Ended
(in 000s, except per share data)	GAAP 9/30/17	GAAP 9/30/16	% Change	Non-GAAP (1) 9/30/17	Non-GAAP (1) 9/30/16	% Change
Net revenues	$2,122,347	$1,914,105	10.9	$2,124,331	$1,918,207	10.7
Net income	$184,859	$54,640	238.3	$209,789	$133,083	57.6
Preferred dividend	7,031	1,563	349.8	7,031	1,563	349.8
Net income available to common shareholders	$177,828	$53,077	235.0	$202,758	$131,520	54.2
Earnings per diluted common share	$2.29	$0.71	222.5	$2.60	$1.74	49.4
Earnings per diluted common share available to common shareholders	$2.21	$0.69	220.3	$2.52	$1.72	46.5
Compensation ratio	63.1%	68.2%		61.6%	63.0%
Non-compensation ratio	24.2%	27.2%		22.4%	24.2%
Pre-tax operating margin	12.7%	4.6%		16.0%	12.8%

Brokerage Revenues

Brokerage revenues, defined as commissions and principal transactions, were $249.6 million, a 13.4% decrease compared with the third quarter of 2016 and a 6.8% decrease compared with the second quarter of 2017.

	Three Months Ended
(in 000s)	9/30/17	9/30/16	% Change	6/30/17	% Change
Global Wealth Management brokerage revenues	$158,334	$165,476	(4.3)	$168,085	(5.8)
Institutional brokerage:
Equity	45,209	51,004	(11.4)	50,869	(11.1)
Fixed income	46,079	71,794	(35.8)	49,013	(6.0)
Total institutional brokerage	91,288	122,798	(25.7)	99,882	(8.6)
Total brokerage revenues	$249,622	$288,274	(13.4)	$267,967	(6.8)
•	Global wealth management brokerage revenues were $158.3 million, a 4.3% decrease compared with the third quarter of 2016 and a 5.8% decrease compared with the second quarter of 2017.
•	Institutional equity brokerage revenues were $45.2 million, an 11.4% decrease compared with the third quarter of 2016 and an 11.1% decrease compared with the second quarter of 2017.
•	Institutional fixed income brokerage revenues were $46.1 million, a 35.8% decrease compared with the third quarter of 2016 and a 6.0% decrease compared with the second quarter of 2017.

Investment Banking Revenues

Investment banking revenues were $181.9 million, a 25.6% increase compared with the third quarter of 2016 and a 1.8% decrease compared with the second quarter of 2017.

	Three Months Ended
(in 000s)	9/30/17	9/30/16	% Change	6/30/17	% Change
Capital raising:
Global Wealth Management	$9,072	$12,212	(25.7)	$10,641	(14.7)

Equity	43,277	20,782	108.2	45,664	(5.2)
Fixed income	27,573	25,483	8.2	46,495	(40.7)
Institutional Group	70,850	46,265	53.1	92,159	(23.1)
Capital raising	79,922	58,477	36.7	102,800	(22.3)
Advisory fees	101,982	86,322	18.1	82,461	23.7
Total investment banking	$181,904	$144,799	25.6	$185,261	(1.8)
•	Global wealth management capital raising revenues were $9.1 million, a 25.7% decrease compared with the third quarter of 2016 and a 14.7% decrease compared with the second quarter of 2017.
•	Institutional equity capital raising revenues were $43.3 million, a 108.2% increase compared with the third quarter of 2016 and a 5.2% decrease compared with the second quarter of 2017.
•	Institutional fixed income capital raising revenues were $27.6 million, an 8.2% increase compared with the third quarter of 2016 and a 40.7% decrease compared with the second quarter of 2017.
•	Advisory fee revenues were $102.0 million, an 18.1% increase compared with the third quarter of 2016 and a 23.7% increase compared with the second quarter of 2017.

Asset Management and Service Fee Revenues

Asset management and service fee revenues were a record $179.8 million, a 24.7% increase compared with the third quarter of 2016 and a 4.0% increase compared with the second quarter of 2017. The increase from the comparative period in 2016 is primarily attributable to the growth in the value of fee-based accounts and an increase in the Federal Funds rate, which increased fees earned on cash balances.

Net Interest Income

Record net interest income of $100.2 million, an 80.6% increase compared with the third quarter of 2016 and an 8.6% increase compared with the second quarter of 2017.

•

Interest income was $117.9 million, a 57.4% increase compared with the third quarter of 2016 and an 8.2% increase compared with the second quarter of 2017. Interest income was impacted by the continued growth of interest-earning assets.

•	Interest expense was $17.6 million, a 9.1% decrease compared with the third quarter of 2016 and a 5.9% increase compared with the second quarter of 2017.

Compensation and Benefits Expenses

For the quarter ended September 30, 2017, compensation and benefits expenses were $448.4 million, which included $8.1 million of merger-related and severance expenses. This compares with $434.2 million in the third quarter of 2016 and $453.9 million in the second quarter of 2017. Excluding merger-related expenses, compensation and benefits as a percentage of net revenues were 61.1% in the third quarter of 2017.

	Three Months Ended 9/30/17	Nine Months Ended 9/30/17
GAAP compensation and benefits	$448,410	$1,338,673
As a percentage of net revenues	62.2%	63.1%
Non-GAAP adjustments: (2)
Merger-related	(5,518)	(20,874)
Severance	(2,538)	(9,493)
	(8,056)	(30,367)
Non-GAAP compensation and benefits	$440,354	$1,308,306
As a percentage of non-GAAP net revenues	61.1%	61.6%

Non-Compensation Operating Expenses

For the quarter ended September 30, 2017, non-compensation operating expenses were $164.6 million, which included merger-related expenses of $4.7 million. This compares with $179.8 million in the third quarter of 2016 and $188.6 million in the second quarter of 2017. Excluding litigation and merger-related expenses, non-compensation operating expenses as a percentage of net revenues for the quarter ended September 30, 2017 were 22.1%.

	Three Months Ended 9/30/17	Nine Months Ended 9/30/17
GAAP non-compensation expenses	$164,620	$513,318
As a percentage of net revenues	22.8%	24.2%
Non-GAAP adjustments: (2)
Merger-related	(4,725)	(16,899)
Litigation-related	—	(20,000)
	(4,725)	(36,899)
Non-GAAP non-compensation expenses	$159,895	$476,419
As a percentage of non-GAAP net revenues	22.1%	22.4%

Provision for Income Taxes

The GAAP effective income tax rate for the quarter ended September 30, 2017 was 38.5%. This compares with an effective income tax rate of 36.3% for the third quarter of 2016 and 36.5% for the second quarter of 2017. The adjusted non-GAAP effective income tax rate for the quarter ended September 30, 2017 was 38.9%.

	Three Months Ended 9/30/17	Nine Months Ended 9/30/17
GAAP provision for income taxes	$41,603	$85,497
GAAP effective tax rate	38.5%	31.6%
Non-GAAP adjustments: (2)
Litigation and merger-related and severance	5,072	26,869
Excess tax benefits from stock-based compensation (3)	297	17,452
	5,369	44,321
Non-GAAP provision for income taxes	$46,972	$129,818
Non-GAAP effective tax rate	38.9%	38.2%

Conference Call Information

Stifel Financial Corp. will host its third quarter 2017 financial results conference call on Monday, October 30, 2017, at 5:00 p.m. Eastern time. The conference call may include forward-looking statements.

All interested parties are invited to listen to Stifel’s Chairman and CEO, Ronald J. Kruszewski, by dialing (888) 676-3684 and referencing conference ID #3699219. A live audio webcast of the call, as well as a presentation highlighting the Company’s results, will be available through the Company's web site, www.stifel.com. For those who cannot listen to the live broadcast, a replay of the broadcast will be available through the above-referenced web site beginning approximately one hour following the completion of the call.

Company Information

Stifel Financial Corp. (NYSE: SF) is a financial services holding company headquartered in St. Louis, Missouri, that conducts its banking, securities, and financial services business through several wholly owned subsidiaries. Stifel’s broker-dealer clients are served in the United States through Stifel, Nicolaus & Company, Incorporated; Keefe Bruyette & Woods, Inc.; Miller Buckfire & Co., LLC; and Century Securities Associates, Inc.; and Eaton Partners LLC, and in the United Kingdom and Europe through Stifel Nicolaus Europe Limited. The Company’s broker-dealer affiliates provide securities brokerage, investment banking, trading, investment advisory, and related financial services to individual investors, professional money managers, businesses, and municipalities. Stifel Bank & Trust offers a full range of consumer and commercial lending solutions. Stifel Trust Company, N.A. and Stifel Trust Company Delaware, N.A. offer trust and related services. To learn more about Stifel, please visit the Company’s web site at www.stifel.com.

Forward-Looking Statements

This earnings release contains certain statements that may be deemed to be “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  All statements in this earnings release not dealing with historical results are forward-looking and are based on various assumptions.  The forward-looking statements in this earnings release are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by the statements.  Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, among other things, the following possibilities:  the ability to successfully integrate acquired companies or the branch offices and financial advisors; a material adverse change in financial condition; the risk of borrower, depositor, and other customer attrition; a change in general business and economic conditions; changes in the interest rate environment, deposit flows, loan demand, real estate values, and competition; changes in accounting principles, policies, or guidelines; changes in legislation and regulation; other economic, competitive, governmental, regulatory, geopolitical, and technological factors affecting the companies’ operations, pricing, and services; and other risk factors referred to from time to time in filings made by Stifel Financial Corp. with the Securities and Exchange Commission.  Forward-looking statements speak only as to the date they are made. Stifel Financial Corp. disclaims any intent or obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.

Summary Results of Operations (Unaudited)
	Three Months Ended					Nine Months Ended
(in 000s, except per share amounts)	9/30/17	9/30/16	% Change	6/30/17	% Change	9/30/17	9/30/16	% Change
Revenues:
Commissions	$162,612	$171,272	(5.1)	$172,264	(5.6)	$510,150	$551,306	(7.5)
Principal transactions	87,010	117,002	(25.6)	95,703	(9.1)	299,570	364,376	(17.8)
Brokerage Revenues	249,622	288,274	(13.4)	267,967	(6.8)	809,720	915,682	(11.6)

Capital raising	79,922	58,477	36.7	102,800	(22.3)	256,638	178,193	44.0
Advisory fees	101,982	86,322	18.1	82,461	23.7	237,379	200,389	18.5
Investment banking	181,904	144,799	25.6	185,261	(1.8)	494,017	378,582	30.5
Asset management and service fees	179,848	144,206	24.7	172,914	4.0	515,501	433,305	19.0
Other income	9,558	9,209	3.8	7,198	32.8	25,508	33,804	(24.5)
Operating Revenue	620,932	586,488	5.9	633,340	(2.0)	1,844,746	1,761,373	4.7
Interest Revenue	117,862	74,881	57.4	108,951	8.2	327,766	203,488	61.1
Total Revenue	738,794	661,369	11.7	742,291	(0.5)	2,172,512	1,964,861	10.6
Interest Expense	17,625	19,383	(9.1)	16,644	5.9	50,165	50,756	(1.2)
Net Revenue	721,169	641,986	12.3	725,647	(0.6)	2,122,347	1,914,105	10.9

Non-interest Expenses:
Compensation and benefits	448,410	434,236	3.3	453,876	(1.2)	1,338,673	1,305,372	2.6
Occupancy and equipment rental	57,427	62,453	(8.0)	57,892	(0.8)	167,864	178,455	(5.9)
Communication and office supplies	34,650	31,182	11.1	34,192	1.3	102,686	105,268	(2.5)
Commissions and floor brokerage	11,232	10,777	4.2	11,232	—	33,187	34,653	(4.2)
Provision for loan losses	7,990	3,561	124.4	5,856	36.4	19,980	9,643	107.2
Other operating expenses	53,321	71,795	(25.7)	79,401	(32.8)	189,601	193,026	(1.8)
Total non-interest expenses	613,030	614,004	(0.2)	642,449	(4.6)	1,851,991	1,826,417	1.4
Income before income taxes	108,139	27,982	286.5	83,198	30.0	270,356	87,688	208.3
Provision for income taxes	41,603	10,168	309.2	30,387	36.9	85,497	33,048	158.7
Net income	66,536	17,814	273.5	52,811	26.0	184,859	54,640	238.3
Preferred dividends	2,343	1,563	49.9	2,344	(0.0)	7,031	1,563	349.8
Net income available to common shareholders	$64,193	$16,251	295.0	$50,467	27.2	$177,828	$53,077	235.0
Earnings per common share:
Basic	$0.94	$0.24	291.7	$0.74	27.0	$2.60	$0.79	229.1
Diluted	$0.79	$0.21	276.2	$0.63	25.4	$2.21	$0.69	220.3

Weighted average number of common shares outstanding:
Basic	68,522	66,482	3.1	68,556	(0.0)	68,488	66,950	2.3
Diluted	80,881	77,544	4.3	80,021	1.1	80,562	76,612	5.2

Summary Segment Results (Unaudited)
	Three Months Ended					Nine Months Ended
(in 000s)	9/30/17	9/30/16	% Change	6/30/17	% Change	9/30/17	9/30/16	% Change
Net revenues:
Global Wealth Management	$453,558	$390,032	16.3	$451,990	0.3	$1,348,280	$1,155,875	16.6
Institutional Group	264,747	258,800	2.3	276,153	(4.1)	778,367	760,996	2.3
Other	2,864	(6,846)	141.8	(2,496)	214.7	(4,300)	(2,766)	(55.5)
Total net revenues	$721,169	$641,986	12.3	$725,647	(0.6)	$2,122,347	$1,914,105	10.9

Operating expenses:
Global Wealth Management	$291,802	$280,953	3.9	$298,753	(2.3)	$891,235	$848,409	5.0
Institutional Group	213,030	213,877	(0.4)	223,261	(4.6)	633,886	644,368	(1.6)
Other	108,198	119,174	(9.2)	120,435	(10.2)	326,870	333,640	(2.0)
Total operating expenses	$613,030	$614,004	(0.2)	$642,449	(4.6)	$1,851,991	$1,826,417	1.4

Operating contribution:
Global Wealth Management	$161,756	$109,079	48.3	$153,237	5.6	$457,045	$307,466	48.6
Institutional Group	51,717	44,923	15.1	52,892	(2.2)	144,481	116,628	23.9
Other	(105,334)	(126,020)	(16.4)	(122,931)	(14.3)	(331,170)	(336,406)	(1.6)
Income before income taxes	$108,139	$27,982	286.5	$83,198	30.0	$270,356	$87,688	208.3

As a percentage of net revenues:
Compensation and benefits
Global Wealth Management	49.1	55.2		50.7		50.5	56.7
Institutional Group	60.0	61.1		59.6		60.0	60.7
Non-comp. operating expenses
Global Wealth Management	15.2	16.9		15.4		15.6	16.7
Institutional Group	20.5	21.5		21.2		21.4	24.0
Income before income taxes
Global Wealth Management	35.7	27.9		33.9		33.9	26.6
Institutional Group	19.5	17.4		19.2		18.6	15.3
Consolidated pre-tax margin (4) (5)	15.0	4.4		11.5		12.7	4.6

Stifel Financial Corp.
Selected Key Metrics
(Unaudited)

Financial metrics:	As of and For the Three Months Ended
(in 000s, except percentages and per share amounts)	9/30/17	9/30/16	6/30/17
Total assets	$20,484,080	$17,204,908	$19,533,575
Total equity	2,932,405	2,691,690	2,845,309
Book value per common share	$40.67	$38.38	$39.47
Return on common equity (6)	9.7%	2.8%	7.9%
Non-GAAP return on common equity (1) (6)	10.8%	8.7%	11.1%
Return on tangible common equity (7)	16.1%	5.0%	13.4%
Non-GAAP return on tangible common equity (1) (7)	17.8%	15.3%	18.8%
Tier 1 common capital ratio (8)	18.3%	19.5%	18.2%
Tier 1 risk based capital ratio (8)	20.5%	22.0%	20.5%
Tier 1 leverage capital ratio (8)	10.4%	11.8%	10.3%
Pre-tax margin on net revenues	15.0%	4.4%	11.5%
Non-GAAP pre-tax margin on net revenues (1)	16.8%	14.0%	16.3%
Effective tax rate	38.5%	36.3%	36.5%
Non-GAAP effective tax rate (1)	38.9%	39.4%	37.3%

Statistical Information
(in 000s)	9/30/17	9/30/16	% Change	6/30/17	% Change
Statistical Information:
Financial advisors (9)	2,252	2,280	(1.2)	2,277	(1.1)
Locations	395	396	(0.3)	399	(1.0)
Total client assets	$264,717,000	$234,490,000	12.9	$258,097,000	2.6
Fee-based client assets	$82,999,000	$67,927,000	22.2	$79,177,000	4.8
Client money market and insured product	$17,420,000	$18,478,000	(5.7)	$17,831,000	(2.3)
Secured client lending (10)	$3,037,158	$2,770,783	9.6	$2,999,461	1.3

Stifel Bank & Trust - a component of Global Wealth Management
Selected Key Metrics
(Unaudited)
Selected operating data:	Three Months Ended					Nine Months Ended
(in 000s, except percentages)	9/30/17	9/30/16	% Change	6/30/17	% Change	9/30/17	9/30/16	% Change
Net Interest Income	$97,300	$57,994	67.8	$90,795	7.2	$272,114	$152,183	78.8
Bank loan loss provision	7,990	3,561	124.4	5,856	36.4	19,980	9,643	107.2
Charge-offs	—	283	n/m	2,953	n/m	2,953	296	n/m
Net Interest Margin	2.80%	2.41%	16.2	2.77%	1.1	2.74%	2.40%	14.2

Financial Metrics:	As of
(in 000s, except percentages)	9/30/17	9/30/16	6/30/17
Total Assets	$14,538,750	$11,018,615	$13,598,260
Total Equity	1,019,257	740,348	978,626
Total Loans, net	6,949,369	5,173,992	6,299,669
Total Deposits	12,883,961	9,885,441	12,050,474
Available-for-sale securities, at fair value	3,687,248	3,139,438	3,448,548
Held-to-maturity securities, at amortized cost	3,550,962	2,237,112	3,304,090
Residential real estate	2,517,543	1,804,112	2,248,528
Commercial and industrial	2,380,417	1,558,284	2,064,052
Securities-based loans	1,839,981	1,452,913	1,755,592
Commercial real estate	78,614	63,680	71,517
Loans held for sale	166,335	217,316	139,676
Common equity tier 1 capital ratio (8)	14.4%	13.7%	14.9%
Tier 1 capital ratio (8)	14.4%	13.7%	14.9%
Total capital ratio (8)	15.3%	14.5%	15.7%
Tier 1 leverage ratio (8)	7.1%	7.5%	7.2%
Credit Metrics:
Allowance for loan losses	$62,229	$39,145	$54,202
Allowance as a percentage of retained loans	0.92%	0.79%	0.88%
Net charge-offs as a percentage of average loans	0.00%	0.01%	0.05%
Total nonperforming assets	21,776	28,301	21,219
Nonperforming assets as % of total assets	0.15%	0.25%	0.15%

Global Wealth Management Summary Results of Operations (Unaudited)
	Three Months Ended					Nine Months Ended
(in 000s)	9/30/17	9/30/16	% Change	6/30/17	% Change	9/30/17	9/30/16	% Change
Revenues:
Commissions	$115,410	$117,596	(1.9)	$120,344	(4.1)	$356,331	$376,390	(5.3)
Principal transactions	42,924	47,880	(10.4)	47,741	(10.1)	141,582	134,228	5.5
Brokerage revenues	158,334	165,476	(4.3)	168,085	(5.8)	497,913	510,618	(2.5)

Asset management and service fees	179,830	143,152	25.6	172,889	4.0	515,383	431,864	19.3
Net interest	102,831	63,981	60.7	95,698	7.5	288,224	170,036	69.5
Investment banking	9,072	12,212	(25.7)	10,641	(14.7)	31,567	30,123	4.8
Other income	3,491	5,211	(33.0)	4,677	(25.4)	15,193	13,234	14.8
Net revenues	453,558	390,032	16.3	451,990	0.3	1,348,280	1,155,875	16.6
Non-interest expenses:
Compensation and benefits	222,621	215,151	3.5	229,158	(2.9)	680,250	655,119	3.8
Non-compensation operating expenses	69,181	65,802	5.1	69,595	(0.6)	210,985	193,290	9.2
Total non-interest expenses	291,802	280,953	3.9	298,753	(2.3)	891,235	848,409	5.0
Income before income taxes	$161,756	$109,079	48.3	$153,237	5.6	$457,045	$307,466	48.6

As a percentage of net revenues:
Compensation and benefits	49.1	55.2		50.7		50.5	56.7
Non-compensation operating expenses	15.2	16.9		15.4		15.6	16.7
Income before income taxes	35.7	27.9		33.9		33.9	26.6

Institutional Group Summary Results of Operations (Unaudited)
	Three Months Ended					Nine Months Ended
(in 000s)	9/30/17	9/30/16	% Change	6/30/17	% Change	9/30/17	9/30/16	% Change
Revenues:
Commissions	$47,202	$53,676	(12.1)	$51,920	(9.1)	$153,819	$174,916	(12.1)
Principal transactions	44,086	69,122	(36.2)	47,962	(8.1)	157,988	230,148	(31.4)
Brokerage revenues	91,288	122,798	(25.7)	99,882	(8.6)	311,807	405,064	(23.0)
Capital raising	70,850	46,265	53.1	92,159	(23.1)	225,071	147,260	52.8
Advisory fees	101,982	86,322	18.1	82,461	23.7	237,379	201,199	18.0
Investment banking	172,832	132,587	30.4	174,620	(1.0)	462,450	348,459	32.7
Other (11)	627	3,415	(81.6)	1,651	(62.0)	4,110	7,473	(45.0)
Net revenues	264,747	258,800	2.3	276,153	(4.1)	778,367	760,996	2.3
Non-interest expenses:
Compensation and benefits	158,926	158,126	0.5	164,532	(3.4)	467,098	462,115	1.1
Non-compensation operating expenses	54,104	55,751	(3.0)	58,729	(7.9)	166,788	182,253	(8.5)
Total non-interest expenses	213,030	213,877	(0.4)	223,261	(4.6)	633,886	644,368	(1.6)
Income before income taxes	$51,717	$44,923	15.1	$52,892	(2.2)	$144,481	$116,628	23.9

As a percentage of net revenues:
Compensation and benefits	60.0	61.1		59.6		60.0	60.7
Non-compensation operating expenses	20.5	21.5		21.2		21.4	24.0
Income before income taxes	19.5	17.4		19.2		18.6	15.3

Non-GAAP Financial Measures

The Company utilized certain non-GAAP calculations as additional measures to aid in understanding and analyzing the Company’s financial results for the three months ended September 30, 2017, June 30, 2017, and September 30, 2016 and the nine months ended September 30, 2017 and 2016. Specifically, the Company believes that the non-GAAP measures provide useful information by excluding certain items that may not be indicative of the Company’s core operating results and business outlook. The Company believes that these non-GAAP measures will allow for a better evaluation of the operating performance of the business and facilitate a meaningful comparison of the Company’s results in the current period to those in prior and future periods. Reference to these non-GAAP measures should not be considered as a substitute for results that are presented in a manner consistent with GAAP. These non-GAAP measures are provided to enhance investors' overall understanding of the Company’s current financial performance. The non-GAAP financial information should be considered in addition to, not as a substitute for or as being superior to, operating income, cash flows, or other measures of financial performance prepared in accordance with GAAP. These non-GAAP measures primarily exclude expenses which management believes are, in some instances, non-recurring and not representative of on-going business.

A limitation of utilizing these non-GAAP measures is that the GAAP accounting effects of these charges do, in fact, reflect the underlying financial results of the Company’s business and these effects should not be ignored in evaluating and analyzing its financial results. Therefore, the Company believes that GAAP measures and the same respective non-GAAP measures of the Company’s financial performance should be considered together.

The following table provides details with respect to reconciling net income and earnings per diluted common share on a GAAP basis for the three months ended September 30, 2017, June 30, 2017, and September 30, 2016 and the nine months ended September 30, 2017 and 2016 to net income and earnings per diluted common share on a non-GAAP basis for the same period.

	Three Months Ended			Nine Months Ended
(in 000s)	9/30/17	9/30/16	6/30/17	9/30/17	9/30/16
GAAP net income	$66,536	$17,814	$52,811	$184,859	$54,640
Preferred dividend	2,343	1,563	2,344	7,031	1,563
Net income available to common shareholders	64,193	16,251	50,467	177,828	53,077

Non-GAAP adjustments:
Merger-related (12)	10,244	50,446	12,400	39,758	117,790
Litigation-related (13)	—	11,796	20,000	20,000	11,796
Severance	2,538	—	2,420	9,493	—
Provision for income taxes	(5,369)	(25,337)	(13,640)	(44,321)	(51,143)
Total non-GAAP adjustments	7,413	36,905	21,180	24,930	78,443
Non-GAAP net income available to common shareholders	$71,606	$53,156	$71,647	$202,758	$131,520

Weighted average diluted shares outstanding	80,881	77,544	80,021	80,562	76,612

GAAP earnings per diluted common share	$0.82	$0.23	$0.66	$2.29	$0.71
Non-GAAP adjustments	0.09	0.48	0.26	0.31	1.03
Non-GAAP earnings per diluted common share	$0.91	$0.71	$0.92	$2.60	$1.74

GAAP earnings per diluted common share available to common shareholders	$0.79	$0.21	$0.63	$2.21	$0.69
Non-GAAP adjustments	0.10	0.48	0.27	0.31	1.03
Non-GAAP earnings per diluted common share available to common shareholders	$0.89	$0.69	$0.90	$2.52	$1.72

Footnotes

(1)	Reconciliations of the Company’s GAAP results to these non-GAAP measures are discussed within and under “Non-GAAP Financial Measures.”
(2)	See further discussion of non-GAAP adjustments under “Non-GAAP Financial Measures.”
(3)	During the first quarter of 2017, the Company adopted new accounting guidance associated with stock-based compensation.
(4)

Non-GAAP pre-tax margin for the three months ended September 30, 2017 of 16.8% is calculated by adding merger-related and severance non-GAAP adjustments of $12.8 million to our GAAP income before income taxes of $108.1 million and dividing it by non-GAAP net revenues for the quarter of $721.2 million. Reconciliations of the Company’s GAAP results to certain non-GAAP measures is discussed within and under “Non-GAAP Financial Measures.”

(5)

Non-GAAP pre-tax margin for the nine months ended September 30, 2017 of 16.0% is calculated by adding litigation and merger-related and severance non-GAAP adjustments of $69.3 million to our GAAP income before income taxes of $270.4 million and dividing it by non-GAAP net revenues for the quarter of $2,124.3 million. Reconciliations of the Company’s GAAP results to certain non-GAAP measures is discussed within and under “Non-GAAP Financial Measures.”

(6)

Computed by dividing annualized net income by average common shareholders’ equity or, in the case of non-GAAP return on common equity, computed by dividing non-GAAP net income by average common shareholders’ equity.

(7)

Computed by dividing annualized net income by average tangible shareholders' equity or, in the case of non-GAAP return on tangible common equity, computed by dividing non-GAAP net income by average tangible shareholders' equity. Tangible common shareholders' equity equals total common shareholders' equity less goodwill and identifiable intangible assets.

(8)	Capital ratios are estimates at time of the Company’s earning release.
(9)	Includes 116, 125, and 119 independent contractors at September 30, 2017, September 30, 2016, and June 30, 2017, respectively.
(10)	Includes client margin balances held by our broker-dealer subsidiaries and securities-based loans held at Stifel Bank.
(11)	Includes net interest, asset management and service fees, and other income.
(12)

Primarily related to charges attributable to integration-related activities, signing bonuses, amortization of restricted stock awards and promissory notes issued as retention, professional fees, and amortization of intangible assets acquired. These costs were directly related to acquisitions of certain businesses and are not representative of the costs of running the Company’s on-going business.

(13)	Primarily related to costs associated with the Company’s previously disclosed legal matters.

Investor Relations

Joel Jeffrey

(212) 271-3610, investorrelations@stifel.com